UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21466

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER 200 VESEY STREET, 10TH FLOOR NEW YORK, NEW YORK 10281-1010
(Address of principal executive offices) (Zip code)

JOHN J. FEENEY, JR., PRESIDENT

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

THREE WORLD FINANCIAL CENTER

200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (800) 497-3746

Date of fiscal year end: July 31, 2009

Date of reporting period: July 31, 2009

Item 1.	Reports to Shareholders.

Hyperion Brookfield Asset Management, Inc.

Hyperion Brookfield Collateralized Securities Fund, Inc.

Annual Report

July 31, 2009

IN PROFILE

Hyperion Brookfield Asset Management, Inc. is a registered investment advisor headquartered in New York City. The firm was founded in 1989 to provide relative value driven fixed income investment strategies, such as core fixed income, high yield, and specialized MBS. Hyperion Brookfield manages approximately $16 billion for a client base that includes pension funds, financial institutions, mutual funds, closed-end funds, insurance companies and foundations. Hyperion Brookfield is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $80 billion of assets under management. For more information, please visit our website at www.hyperionbrookfield.com.

This report is for stockholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2009. Hyperion Brookfield Asset Management, Inc.

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Portfolio Characteristics (Unaudited)

July 31, 2009

PORTFOLIO STATISTICS

Weighted average coupon	2.15%

Average effective maturity	5.11 years

Percentage of leveraged assets	10.10%

Total number of holdings	201

CREDIT QUALITY

AAA	52%

A	7%

BBB	29%

BB	4%

B	3%

Below B	5%
Total	100%

ASSET ALLOCATION1

U.S. Government & Agency Obligations	23%

Asset-Backed Securities	35%

Commercial Mortgage-Backed Securities	11%

Non-Agency Residential Mortgage-Backed Securities	31%
Total	100%

[1]	Includes only invested assets; excludes cash.

2009 Annual Report

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Portfolio of Investments

July 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 12.6%
U.S. Government Agency Collateralized Mortgage Obligations – 3.0%
Federal Home Loan Mortgage Corporation Series 3210, Class FA 2 (Cost – $5,459,300)	0.69%	09/15/36	$5,459	$5,348,454

U.S. Government Agency Pass-Through Certificates – 9.6%
Federal National Mortgage Association	4.50	TBA	5,000	5,012,500
Pool 865301 [2]	3.29	12/01/35	9,803	10,050,133
Pool 941332	6.50	07/01/37	1,798	1,924,906

Total U.S. Government Agency Pass-Through Certificates (Cost – $16,728,644)				16,987,539

Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost – $22,187,944)				22,335,993

ASSET-BACKED SECURITIES – 35.7%
Asset-Backed Securities – 32.6%
Ace Securities Corp.
Series 2006-NC3, Class M1 [2,4,8]	0.53	12/25/36	7,000	55,097
Series 2006-OP1, Class M2 [2,4,8]	0.58	04/25/36	1,025	20,292
Series 2006-HE2, Class M2 [2,4,8]	0.61	05/25/36	3,000	16,074
Series 2005-WF1, Class M7 [2,4,8]	1.42	05/25/35	4,550	910,000
Aerco Limited Series 2A, Class A3 [1,2,5]	0.75	07/15/25	19,925	7,970,080
Aircraft Finance Trust Series 1999-1A, Class A2 [1,2,5]	0.79	05/15/24	4,459	2,519,564
Airplanes Pass Through Trust Series 1R, Class A8 [2,4]	0.66	03/15/19	10,348	9,002,983
Ameriquest Finance NIM Trust Series 2002-N4A, Class Note [1,5,8]	10.33	09/25/32	290	29
Amortizing Residential Collateral Trust Series 2001-BC5, Class M1 [2,4,8]	1.11	08/25/31	635	176,065
Argent Securities Inc. Series 2006-W1, Class A2B 2,4,8	0.45	03/25/36	93	91,964
Asset-Backed Funding Certificates
Series 2005-WF1, Class M10 [2,4,8]	3.54	01/25/35	1,264	96,216
Series 2004-FF1, Class M4 [2,4,8]	4.04	07/25/33	823	29,141
Asset-Backed Securities Corp. Home Equity
Series 2006-HE5, Class A4 [2,4,8]	0.43	07/25/36	2,552	1,231,521
Series 2007-HE1, Class M1 [2,4,8]	0.51	12/25/36	5,000	43,640
Series 2004-HE9, Class M2 [2,4,8]	2.09	12/25/34	407	127,275
Aviation Capital Group Trust Series 2000-1A, Class A1 [1,2,5]	0.77	11/15/25	7,150	2,716,846
Bayview Financial Acquisition Trust
Series 2006-A, Class M1 [2,4,8]	0.74	02/28/41	3,000	214,200
Series 2006-A, Class M2 [2,4,8]	0.78	02/28/41	5,000	132,410
Series 2005-C, Class B1 [2,4,8]	1.49	06/28/44	1,537	66,551
Series 2005-C, Class B2 [2,4,8]	1.64	06/28/44	1,230	50,388

See Notes to Portfolio of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Portfolio of Investments

July 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Series 2006-A, Class B1 [2,4,8]	1.64%	02/28/41	$4,798	$128,850
Series 2006-A, Class B2 [2,4,8]	1.94	02/28/41	5,459	126,403
Series 2005-C, Class B3 [2,4,8]	2.09	06/28/44	3,037	101,639
Conseco Finance Securitizations Corp. Series 2001-4, Class A4	7.36	09/01/33	2,399	2,049,062
Countrywide Asset-Backed Certificates
Series 2006-26, Class 2A1 [2,4,8]	0.37	06/25/37	90	87,526
Series 2006-22, Class M1 [2,4,8]	0.52	05/25/47	15,200	266,593
Series 2006-23, Class M1 [2,4,8]	0.54	05/25/37	16,592	386,195
Series 2006-17, Class M7 [2,4,8]	1.11	03/25/47	3,500	21,371
Fieldstone Mortgage Investment Corp.
Series 2006-3, Class M1 [2,4,8]	0.55	11/25/36	14,220	60,122
Series 2005-1, Class M8 [2,4,8]	2.31	03/25/35	2,800	260,400
First Franklin Mortgage Loan Asset-Backed Certification Trust
Series 2006-FFH1, Class M7 [2,4,8]	1.54	01/25/36	627	607
Series 2005-FFH3, Class M7 [2,4,8]	1.79	09/25/35	6,450	64,500
Series 2004-FF5, Class M7 [2,4,8]	2.79	08/25/34	2,019	67,644
Series 2004-FF5, Class M9 [2,4,8]	3.29	08/25/34	470	2,348
Series 2004-FF6, Class B3 [2,4,8]	3.79	07/25/34	830	153,175
Fremont Home Loan Trust Series 2006-A, Class 2A3 [2,4,8]	0.45	05/25/36	2,948	1,886,633
Green Tree Series 2008-MH1, Class A3 [1,2,5]	8.97	04/25/38	4,353	4,192,855
Green Tree Financial Corp. Series 1997-5, Class A6	6.82	05/15/29	234	218,976
Home Equity Loan Trust Series 2007-FRE1, Class M5 [2,4,8]	1.79	04/25/37	13,646	632,424
Household Home Equity Loan Trust Series 2007-3, Class M1 [2,4,8]	2.54	11/20/36	3,800	1,483,573
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class M6 [2,4,8]	0.90	01/25/36	1,666	42,400
IXIS Real Estate Capital Trust Series 2006-HE3, Class A2 [2,4,8]	0.39	01/25/37	4,208	3,050,998
JP Morgan Mortgage Acquisition Corp.
Series 2006-CH2, Class MV1 [2,4,8]	0.50	10/25/36	10,000	606,930
Series 2006-ACC1, Class A5 [2,4,8]	0.53	05/25/36	3,000	1,141,722
Series 2007-CH4, Class M7 [2,4,8]	1.39	05/25/37	4,500	51,916
Series 2007-CH5, Class M7 [2,4,8]	2.04	05/25/37	3,802	64,250
Long Beach Mortgage Loan Trust Series 2005-3, Class 2A2 [2,4,8]	0.57	08/25/45	1,293	1,135,861
Merrill Lynch Mortgage Investors Trust Series 2006-HE6, Class A2C 2,4,8	0.52	11/25/37	2,000	617,346
Morgan Stanley ABS Capital I
Series 2006-HE4, Class A3 [2,4,8]	0.44	06/25/36	650	357,500
Series 2006-HE3, Class A2C 2,4,8	0.45	04/25/36	2,473	1,657,055
Series 2006-HE3, Class A2D 2,4,8	0.54	04/25/36	2,500	760,543
Series 2007-NC3, Class M1 [2,4,8]	0.56	05/25/37	10,000	100,230
Series 2007-HE5, Class M6 [2,4,8]	2.19	03/25/37	3,500	19,530

See Notes to Portfolio of Investments and Notes to Financial Statements.

2009 Annual Report

`

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Portfolio of Investments

July 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Option One Mortgage Loan Trust
Series 2007-5, Class M4 [2,4,8]	1.04%	05/25/37	$2,500	$17,215
Series 2007-5, Class M5 [2,4,8]	1.27	05/25/37	1,000	5,981
Series 2007-6, Class M7 [2,4,8]	1.64	07/25/37	2,000	20,800
Series 2007-5, Class M6 [2,4,8]	1.69	05/25/37	1,600	8,987
Series 2007-4, Class M6 [2,4,8]	1.89	04/25/37	1,500	9,329
Series 2005-1, Class M9 [2,4,8]	3.29	02/25/35	141	843
Series 2005-1, Class M8 [2,4,8]	3.54	02/25/35	208	1,512
Series 2004-1, Class M7 [1,2,4,5,8]	5.54	01/25/34	1,497	94,140
Park Place Securities Inc. Series 2005-WHQ2, Class M10 [2,4,8]	2.79	05/25/35	1,321	2,495
Porter Square CDO Series 1A, Class C 1,2,5	5.42	08/15/38	2,070	21
Quest Mortgage Securities Trust
Series 2006-X2, Class M3 [1,2,4,5,8]	0.99	08/25/36	3,360	40,992
Series 2006-X2, Class M4 [1,2,4,5,8]	1.19	08/25/36	4,421	38,021
Series 2006-X2, Class M5 [1,2,4,5,8]	1.24	08/25/36	3,714	15,599
Series 2006-X2, Class M6 [1,2,4,5,8]	1.29	08/25/36	1,441	2,018
Series 2005-X2, Class M1 [1,2,4,5,8]	1.79	12/25/35	5,761	63,901
Series 2005-X1, Class M7 [1,2,4,5,8]	2.59	03/25/35	5,130	157,488
Residential Asset Mortgage Products, Inc. Series 2006-RZ1, Class M6 [2,4,8]	0.99	03/25/36	4,250	26,248
Residential Asset Securities Corp.
Series 2006-KS7, Class A2 [2,4,8]	0.39	09/25/36	396	359,990
Series 2005-KS12, Class A2 [2,4,8]	0.54	01/25/36	3,346	2,918,548
Series 2005-AHL1, Class A2 [2,4,8]	0.56	07/25/35	2,410	2,219,194
Sail Net Interest Margin Notes
Series 2004-BNCA, Class B 1,5,6,8	6.75	09/27/34	639	64
Series 2004-BN2A, Class B 1,5,6,8	7.00	12/27/34	292	29
Securitized Asset-Backed Receivables LLC Series 2005-HE1, Class A1A 1,2,4,5,8	0.59	10/25/35	293	284,307
Soundview Home Equity Loan Trust
Series 2006-WF2, Class M1 [2,4,8]	0.51	12/25/36	5,000	433,165
Series 2005-4, Class 2A3 [2,4,8]	0.52	03/25/36	379	367,024
Series 2006-3, Class M4 [2,4,8]	0.67	11/25/36	13,002	24,041
Series 2006-3, Class M5 [2,4,8]	0.69	11/25/36	642	443
Series 2007-OPT1, Class M4 [2,4,8]	0.89	06/25/37	5,000	44,180
Series 2005-OPT1, Class M7 [2,4,8]	1.29	06/25/35	1,647	17,158
Series 2006-OPT2, Class M6 [2,4,8]	1.29	05/25/36	5,714	7,491
Series 2006-OPT3, Class M6 [2,4,8]	1.29	06/25/36	6,000	20,910
Series 2006-OPT1, Class M6 [2,4,8]	1.39	03/25/36	3,000	8,964
Series 2007-OPT2, Class M7 [2,4,8]	1.84	07/25/37	2,858	60,647
Series 2005-OPT1, Class M8 [2,4,8]	2.04	06/25/35	3,804	30,426
Series 2007-OPT1, Class M7 [2,4,8]	2.04	06/25/37	2,500	18,275
Series 2007-OPT1, Class M9 [2,4,8]	2.79	06/25/37	647	3,234
Series 2005-OPT1, Class M9 [2,4,8]	3.54	06/25/35	836	3,075
Series 2005-DO1, Class M10 [2,4,8]	3.54	05/25/35	1,100	49,960
Series 2005-DO1, Class M11 [2,4,8]	3.54	05/25/35	3,078	71,222

See Notes to Portfolio of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Portfolio of Investments

July 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Specialty Underwriting & Residential Finance Series 2006-BC5, Class M1 [2,4,8]	0.53%	11/25/37	$10,032	$62,459
Structured Asset Investment Loan Trust Series 2005-8, Class A3 [2,4,8]	0.55	10/25/35	968	918,281
Structured Asset Securities Corp.
Series 2006-BC6, Class A4 [2,4,8]	0.46	01/25/37	1,950	497,572
Series 2006-WF1, Class M7 [2,4,8]	1.24	02/25/36	3,438	29,034
Series 2002-HF1, Class B 1,2,4,5,8	4.44	01/25/33	1,473	441,961
Series 2005-S4, Class A 3,8	4.50/5.00	08/25/35	1,324	385,507
UCFC Home Equity Loan Series 1998-D, Class BF1 [2,8]	8.97	04/15/30	37	10,007
Wells Fargo Home Equity Trust
Series 2005-2, Class M8 [2,4,8]	1.47	10/25/35	2,576	113,826
Series 2005-2, Class M10 [2,4,8]	2.79	10/25/35	8,737	426,427

Total Asset-Backed Securities (Cost – $347,222,335)				57,600,524

Small Balance Commercial – 3.1%
Bayview Commercial Asset Trust
Series 2006-4A, Class B2 [1,2,4,5,8]	1.54	12/25/36	1,282	286,666
Series 2006-4A, Class B3 [1,2,4,5,8]	2.74	12/25/36	2,452	588,563
Series 2006-2A, Class B3 [1,2,4,5,8]	2.99	07/25/36	1,896	475,829
Series 2006-1A, Class B3 [1,2,4,5,8]	3.24	04/25/36	2,208	571,770
Series 2005-3A, Class B3 [1,2,4,5,8]	3.29	11/25/35	3,493	893,588
Series 2004-3, Class B2 [1,2,4,5,8]	3.64	01/25/35	1,237	376,252
Series 2005-1A, Class B3 [1,2,4,5,8]	4.79	04/25/35	2,873	1,149,336
Lehman Brothers Small Balance Commercial
Series 2005-1A, Class M1 [1,2,5,8]	0.64	02/25/30	1,577	689,503
Series 2005-1A, Class B 1,2,5,8	1.24	02/25/30	971	392,300

Total Small Balance Commercial (Cost – $17,990,683)				5,423,807

Total ASSET-BACKED SECURITIES (Cost – $365,213,018)				63,024,331

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.7%
Banc of America Commercial Mortgage Inc.
Series 2007-3, Class A4 [2]	5.84	06/10/49	666	504,809
Series 2007-2, Class A4 [2]	5.87	04/10/49	4,219	3,574,506
Bear Stearns Commercial Mortgage Securities
Series 2005-T18, Class A4	4.93	02/13/42	1,176	1,127,396
Series 2007-PW16, Class A4 [2]	5.72	06/11/40	6,132	5,726,301
Credit Suisse Commercial Mortgage Trust
Series 2007-C3, Class J 1,2,5	5.72	06/15/39	2,836	140,802
Series 2007-C3, Class K 1,2,5	5.72	06/15/39	3,250	160,365
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class A3	5.47	09/15/39	2,910	2,227,468
Series 2007-C2, Class A3	5.54	01/15/49	53	36,597

See Notes to Portfolio of Investments and Notes to Financial Statements.

2009 Annual Report

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Portfolio of Investments

July 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-C5, Class A4	5.70%	09/15/40	$2,058	$1,468,187
Series 2007-C3, Class A4	5.91	06/15/39	1,241	874,574
GS Mortgage Securities Corp. II Series 2007-GG10, Class H 1,2,5	5.81	08/10/45	20,000	806,020
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP9, Class A3	5.34	05/15/47	1,040	844,747
Series 2007-CB20, Class A4	5.79	02/12/51	980	776,442
Series 2007-LD11, Class K 1,2,5	5.80	06/15/49	3,601	209,243
Morgan Stanley Capital I Series 2007-HQ13, Class A3	5.57	12/15/44	570	457,484

Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $43,944,283)				18,934,941

NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES – 30.7%
Subordinated Collateralized Mortgage Obligations – 30.7%
American Home Mortgage Assets Series 2006-2, Class 2A1 [2,4]	0.48	09/25/46	3,050	1,465,332
American Home Mortgage Investment Trust Series 2005-2, Class 5A3 [3]	5.08/5.58	09/25/35	1,420	1,406,088
Countrywide Alternative Loan Trust
Series 2006-OC8, Class 2A2A 2,4,8	0.41	11/25/36	2,400	1,057,351
Series 2006-OA21, Class A1 [2,4]	0.48	03/20/47	6,246	2,908,528
Series 2006-OA12, Class A2 [2,4]	0.50	09/20/46	2,500	1,220,104
Series 2005-59, Class 1A2B 2,4	0.55	11/20/35	378	336,083
Series 2005-51, Class 1A2A 2,4	0.58	11/20/35	1,774	1,519,615
Series 2005-59, Class 1A1 [2,4]	0.62	11/20/35	8,046	4,156,770
Series 2007-17CB, Class B1	5.75	08/25/37	3,460	103,800
Countrywide Home Loans
Series 2004-29, Class 1A2 [2,4]	1.19	02/25/35	658	374,894
Series 2004-29, Class 1B1 [2,4]	1.56	02/25/35	2,074	575,404
First Horizon Alternative Mortgage Securities Series 2006-FA6, Class 2A8	6.00	11/25/36	4,881	3,221,526
GSR Mortgage Loan Trust Series 2004-5, Class 3A2 [2]	4.68	05/25/34	851	816,059
Harborview Mortgage Loan Trust
Series 2006-7, Class 2A1A 2,4	0.49	09/19/46	5,025	2,374,868
Series 2005-2, Class B1 [2,4]	0.76	05/19/35	8,167	628,336
Series 2005-1, Class B1 [2,4]	0.79	03/19/35	7,358	612,190
Series 2004-11, Class B2 [2,4,6]	1.44	01/19/35	10,624	452,930
Series 2004-8, Class B4 [2,4,6]	1.54	11/19/34	1,652	6,085
Series 2004-10, Class B4 [2,4,6]	1.79	01/19/35	849	30,807
Series 2005-1, Class B4 [1,2,4,5]	2.04	03/19/35	6,045	248,029
Series 2005-2, Class B4 [1,2,4,5]	2.04	05/19/35	962	4,810
Indymac Index Mortgage Loan Trust
Series 2006-AR8, Class A2A3 [2,4]	0.41	07/25/46	2,133	2,040,580
Series 2006-AR14, Class 1A4A 2,4	0.46	11/25/46	3,989	1,023,590
Series 2006-AR4, Class A1B 2,4	0.59	05/25/46	4,147	839,550

See Notes to Portfolio of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Portfolio of Investments

July 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Lehman XS Trust Series 2006-12N, Class A1A2 [2,4,8]	0.41%	08/25/46	$1,968	$1,928,505
Morgan Stanley Mortgage Loan Trust Series 2006-2, Class 2A4	5.75	02/25/36	3,244	2,186,590
Merrill Lynch Mortgage Investors Trust
Series 2006-AF2, Class BF2 [1,5]	6.25	10/25/36	556	2,169
Series 2006-AF2, Class BF3 [1,5]	6.25	10/25/36	58	12
RESI Finance LP
Series 2005-C, Class B4 [1,2,5]	0.95	09/10/37	5,287	422,960
Series 2004-B, Class B3 [1,2,5]	1.20	02/10/36	5,542	2,181,939
Series 2005-D, Class B6 [1,2,5]	2.54	12/15/37	1,934	117,402
Residential Funding Mortgage Security I Series 2006-S1, Class B1	5.75	01/25/36	305	905
Resix Financial Limited Credit-Linked Note
Series 2005-B, Class B7 [1,2,5]	3.40	06/10/37	5,409	432,697
Series 2005-C, Class B7 [1,2,5]	3.40	09/10/37	4,708	330,496
Series 2006-1, Class B7 [1,2,5]	3.54	12/25/37	819	72,091
Series 2004-C, Class B7 [1,2,5]	3.80	09/10/36	3,604	775,228
Series 2005-C, Class B8 [1,2,5]	4.05	09/10/37	3,296	197,733
Series 2005-B, Class B8 [1,2,5]	4.20	06/10/37	1,615	108,547
Series 2004-B, Class B7 [1,2,5,6]	4.30	02/10/36	1,575	714,100
Series 2006-C, Class B9 [1,2,5]	4.44	07/15/38	2,978	75,647
Series 2005-D, Class B7 [1,2,5]	4.54	12/15/37	2,482	185,136
Series 2004-A, Class B7 [1,2,5,6]	4.55	02/10/36	1,520	811,795
Series 2007-A, Class B10 [1,2,5]	5.04	02/15/39	2,950	42,774
Series 2006-1, Class B9 [1,2,5]	5.29	12/25/37	778	50,522
Series 2005-D, Class B8 [1,2,5]	6.04	12/15/37	2,312	175,746
Series 2003-D, Class B7 [1,2,5]	6.05	12/10/35	3,963	1,322,527
Series 2003-C, Class B7 [1,2,5]	6.30	09/10/35	4,165	1,440,402
Series 2003-CB1, Class B7 [1,2,5]	6.30	06/10/35	1,792	980,072
Series 2006-1, Class B10 [1,2,5]	7.54	12/25/37	389	23,509
Series 2006-C, Class B11 [1,2,5]	7.54	07/15/38	2,482	99,275
Series 2007-A, Class B12 [1,2,5]	8.29	02/15/39	1,111	5,442
Series 2006-C, Class B12 [1,2,5]	9.54	07/15/38	3,339	166,950
Sequoia Mortgage Trust
Series 2005-3, Class B1 [2,4]	0.66	05/20/35	3,805	1,419,475
Series 2004-10, Class B1 [2,4]	0.79	11/20/34	1,941	609,729
Series 2004-9, Class B1 [2,4]	0.80	10/20/34	3,469	1,325,909
Series 2004-3, Class M1 [2,4]	1.04	05/20/34	1,813	452,931
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-5, Class A3 [2]	0.52	05/25/35	515	274,282
Series 2005-7, Class B42 [2]	1.59	03/25/35	763	22,891
Series 2005-7, Class B52 [2]	1.59	03/25/35	545	5,445
Structured Asset Mortgage Investments Inc.
Series 2006-AR7, Class A1A 2,4	0.50	08/25/36	2,689	1,317,729
Series 2005-AR6, Class 2A1 [2,4]	0.60	09/25/45	1,299	676,211
Washington Mutual
Series 2005-AR2, Class B9 [2,4]	1.49	01/25/45	1,497	29,936
Series 2005-AR2, Class B10 [1,2,4,5]	1.49	01/25/45	6,631	84,979

See Notes to Portfolio of Investments and Notes to Financial Statements.

2009 Annual Report

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Portfolio of Investments

July 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR13, Class B1 [2]	5.75%	09/25/36	$6,853	$409,692
Series 2006-15, Class B4 [1,5]	6.00	11/25/36	1,642	36,937
Series 2006-15, Class B5 [1,5]	6.00	11/25/36	133	2,994
Series 2007-10, Class 1A1	6.00	07/25/37	1,227	1,054,811
Series 2007-7, Class A49	6.00	06/25/37	6,082	4,196,787

Total Subordinated Collateralized Mortgage Obligations (Cost – $173,795,065)				54,195,238

Total NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $173,795,065)				54,195,238

SHORT TERM INVESTMENTS – 10.7%
Federal Home Loan Bank Discount Notes [7]	0.10	08/03/09	5,000	4,999,972
Federal Home Loan Bank Discount Notes [7]	0.14	08/07/09	10,000	9,999,767
Federal Home Loan Bank Discount Notes [7,9]	0.21	10/20/09	420	419,832
Federal Home Loan Mortgage Corporation Discount Notes [7]	0.13	08/10/09	3,400	3,399,890

Total SHORT TERM INVESTMENTS (Cost – $18,819,432)				18,819,461
Total Investments – 100.4% (Cost – $623,959,742)				177,309,964
Liabilities in Excess of Other Assets – (0.4)%				(764,762)

NET ASSETS – 100.0%				$176,545,202

See Notes to Portfolio of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Notes to Portfolio of Investments

July 31, 2009

The following notes should be read in conjunction with the accompanying Portfolio of Investments.

1	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of July 31, 2009, the total value of all such investments was $36,391,072, or 20.61% of net assets.
2	—	Variable Rate Security – Interest rate is in effect as of July 31, 2009.
3	—	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
4	—	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date. At that date, the coupon increases to LIBOR plus a predetermined margin.
5	—	Private Placement.
6	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of July 31, 2009, the total value of all such securities was $2,015,810, or 1.14% of net assets.
7	—	Zero-coupon note – Interest rate represents current yield to maturity.
8	—	Investment in subprime security. As of July 31, 2009, the total value of all such investments was $37,339,800, or 21.15% of net assets.
9	—	Portion or entire principal amount delivered as collateral for open futures contracts (Note 8).
ABS	—	Asset-Backed Security.
CDO	—	Collateralized Debt Obligation.
NIM	—	Net Interest Margin.
TBA	—	To Be Announced.

See Notes to Financial Statements.

2009 Annual Report

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Statement of Assets and Liabilities

July 31, 2009

Assets:
Investments in securities, at value (Note 2)	$158,490,503
Investment in short term securities, at value	18,819,461

Total investments	177,309,964
Cash	3,629,412
Cash collateral held by third parties for margin requirement on swap contracts	14,440,000
Net receivable from advisor (Note 4)	9,301
Interest receivable	814,868
Receivable for investments sold	4,976,836
Prepaid expenses	163,977

Total assets	201,344,358

Liabilities:
Payable for investments purchased	9,924,316
Payable for variation margin	211,094
Distribution payable	49,136
Unrealized depreciation on swaps contracts (Note 8)	12,594,950
Net swap premium received	1,906,793
Administration fee payable (Note 4)	667
Accrued expenses	112,200

Total liabilities	24,799,156

Net Assets	$176,545,202

Composition of Net Assets:
Capital stock, at par value ($0.01, 200,000,000 shares authorized) (Note 7)	$939,164
Additional paid-in capital (Note 7)	775,970,122
Distributions in excess of net investment income	(121,403)
Accumulated net realized loss on investment transactions, swap contracts and futures transactions	(140,764,964)
Net unrealized depreciation on investment transactions, swap contracts and futures transactions	(459,477,717)

Net assets applicable to capital stock outstanding	$176,545,202

Total investments at cost	$623,959,742

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	93,916,417
Net asset value per share	$1.88

See Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Statement of Operations

For the Fiscal Year Ended July 31, 2009

Investment Income (Note 2):
Interest	$29,411,454

Expenses:
Investment advisory fees (Note 4)	821,639
Administration fees (Note 4)	8,000
Insurance	124,347
Custodian	82,504
Legal fees	79,056
Directors’ fees	65,000
Audit and tax services	49,000
Report to stockholders	21,595
Transfer agent fees	16,866
Miscellaneous	9,852

Total operating expenses	1,277,859
Interest expense on reverse repurchase agreements (Note 6)	307,774

Total expenses	1,585,633
Less expenses waived by the investment advisor (Note 4)	(456,218)

Net expenses	1,129,415

Net investment income	28,282,039

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 8):
Net realized loss on:
Investment transactions	(100,566,495)
Swap contracts	(12,533,698)
Futures transactions	(4,852,570)

Net realized loss on investment transactions, swap contracts, and futures transactions	(117,952,763)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(23,125,941)
Swap contracts	11,255,737
Futures transactions	220,304

Net change in unrealized depreciation on investment transactions, swap contracts and futures transactions	(11,649,900)

Net realized and unrealized loss on investment transactions, swap contracts and futures transactions	(129,602,663)

Net decrease in net assets resulting from operations	$(101,320,624)

See Notes to Financial Statements.

2009 Annual Report

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Statements of Changes in Net Assets

For the Fiscal Years Ended July 31,

	2009	2008
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$28,282,039	$51,795,753
Net realized loss on investment transactions, swap contracts and futures transactions	(117,952,763)	(24,080,621)
Net change in unrealized depreciation on investment transactions, swap contracts and futures transactions	(11,649,900)	(368,687,317)

Net decrease in net assets resulting from operations	(101,320,624)	(340,972,185)

Distributions to Stockholders (Note 2):
Net investment income	(28,838,837)	(51,109,937)
Return of capital	(11,196,436)	—

Total distributions	(40,035,273)	(51,109,937)

Capital Stock Transactions (Note 7):
Net proceeds from the sale of shares	—	60,000,000
Reinvestment of dividends and distributions	39,901,400	50,422,580
Cost of shares tendered	(81)	(139,694,328)

Net increase (decrease) from capital stock transactions	39,901,319	(29,271,748)

Total decrease in net assets	(101,454,578)	(421,353,870)
Net Assets:
Beginning of year	277,999,780	699,353,650

End of year	$176,545,202	$277,999,780

(including undistributed (distributions in excess of) net investment income of)	$(121,403)	$367,004

Share Transactions:
Sale of shares	—	8,132,863
Reinvested shares	19,320,100	9,436,219
Shares tendered	(23)	(20,010,636)

Net increase (decrease) in shares	19,320,077	(2,441,554)

See Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended July 31, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(101,320,624)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(126,530,416)
Proceeds from disposition of long-term portfolio investments and principal paydowns	110,661,714
Sales of short-term portfolio investments, net	14,965,874
Decrease in interest receivable	1,477,716
Increase in receivable for investments sold	(4,976,836)
Decrease in net swap premiums received	(1,055,707)
Increase in prepaid expenses	(91,778)
Increase in variation margin payable	39,313
Decrease in interest payable for reverse repurchase agreements	(33,532)
Increase in payable for investments purchased	9,924,316
Increase in receivable from advisor	(9,301)
Decrease in investment advisory fee payable	(56,375)
Decrease in accrued expenses	(8,185)
Net amortization and paydown losses on investments	(4,680,193)
Unrealized depreciation on investments	23,125,941
Unrealized appreciation on swaps	(11,255,737)
Net realized loss on investment transactions	100,566,495

Net cash provided by operating activities	10,742,685

Cash flows used for financing activities:
Payment on shares redeemed	(81)
Net cash used for reverse repurchase agreements	(19,911,000)
Dividends paid to shareholders, net of reinvestments	(132,032)

Net cash used for financing activities	(20,043,113)

Net decrease in cash	(9,300,428)
Cash at beginning of year	27,369,840

Cash at end of year	$18,069,412

Supplemental Disclosure of Cash Flow Information:

Interest payments for the fiscal year ended July 31, 2009, totaled $341,306.

Non-cash financing activities included reinvestment of dividends of $39,901,400.

Cash at the beginning of the fiscal year includes $26,816,079 held by third parties for margin requirements on swap contracts.

Cash at the end of the fiscal year includes $14,440,000 held by third parties for margin requirements on swap contracts.

See Notes to Financial Statements.

2009 Annual Report

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Financial Highlights

	For the Fiscal Year Ended July 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of year	$3.73	$9.08	$10.25	$10.13	$9.98

Net investment income	0.38	0.74	0.97	0.77	0.70
Net realized and unrealized gain (loss) on investment transactions, short sales, futures transactions and swap contracts	(1.72)	(5.36)	(1.11)	0.15	0.24

Net increase (decrease) in net asset value resulting from operations	(1.34)	(4.62)	(0.14)	0.92	0.94

Dividends from net investment income	(0.38)	(0.73)	(0.97)	(0.78)	(0.70)
Distributions from net realized gains	—	—	(0.06)	(0.02)	(0.09)
Return of capital distributions	(0.13)	—	—	—	—

Total dividends and distributions paid	(0.51)	(0.73)	(1.03)	(0.80)	(0.79)

Net asset value, end of year	$1.88	$3.73	$9.08	$10.25	$10.13

Total Investment Return	(36.50)%	(53.04)%	(1.85)%	9.43%	9.63%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$176,545	$278,000	$699,354	$680,288	$557,568
Gross operating expenses	0.63%	0.53%	0.48%	0.47%	0.49%
Interest expense	0.15%	0.51%	0.72%	1.42%	0.91%
Total expenses	0.78%	1.04%	1.20%	1.89%	1.40%
Total expenses including fee waiver and excluding interest expense	0.40%	0.41%	0.41%	0.41%	0.41%
Net investment income	13.90%	10.91%	9.74%	7.62%	7.23%
Portfolio turnover rate	67%	10%	38%	40%	59%

See Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Notes to Financial Statements

July 31, 2009

1. The Fund

Hyperion Brookfield Collateralized Securities Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on November 4, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on December 17, 2003. Prior to December 17, 2003, the Fund had no operations other than the sale and issuance of 10,000 of its common shares for $100,000 to Hyperion Brookfield Asset Management, Inc. (the “Advisor”).

The Fund’s investment objective is to provide high income by predominantly investing in asset-backed securities and mortgage-backed securities. No assurance can be given that the Fund’s investment objective will be met.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures established by and under the supervision of the Fund’s Board of Directors. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

2009 Annual Report

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Notes to Financial Statements

July 31, 2009

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund’s investments carried at fair value:

Assets	U.S. Government & Agency Obligations	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Short Term Investments	Total
Description:
Level 1 — Quoted Prices	$—	$—	$—	$—	$—	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	22,335,993	—	—	—	18,819,461	41,155,454
Level 3 — Significant Unobservable Inputs	—	63,024,331	18,934,941	54,195,238	—	136,154,510

Total	$22,335,993	$63,024,331	$18,934,941	$54,195,238	$18,819,461	$177,309,964

Hyperion Brookfield Asset Management, Inc.

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Notes to Financial Statements

July 31, 2009

Liabilities	Other Financial Instruments*	Total
Description:
Level 1 — Quoted Prices	$(232,989)	$(232,989)
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	(12,594,950)	(12,594,950)

Total	$(12,827,939)	$(12,827,939)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	U.S. Government & Agency Obligations	Asset- Backed Securities	Commercial Mortgage Backed- Securities	Non-Agency Residential Mortgage Backed- Securities	Interest Only Securities	Total
Balance as of July 31, 2008	$6,642,990	$153,237,131	$10,040,514	$71,983,235	$7,372,132	$249,276,002
Accrued Discounts/Premiums	—	(909,752)	553,613	2,803,952	2,067,710	4,515,523
Realized Gain/Loss	—	(70,288,094)	—	(10,274,065)	(10,657,215)	(91,219,374)
Change in Unrealized Appreciation (Depreciation)	—	65,263,278	(7,435,273)	(19,636,652)	8,289,777	46,481,130
Net Purchases (Sales)	—	(86,594,083)	15,776,087	11,634,619	(7,072,404)	(66,255,781)
Net transfers in and/or out of Level 3	(6,642,990)	—	—	—	—	(6,642,990)

Balance as of July 31, 2009	$—	$60,708,480	$18,934,941	$56,511,089	$—	$136,154,510

The following is a reconciliation of liabilities in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial Instruments*
Balance as of July 31, 2008	$(23,850,687)
Accrued Discounts/Premiums	—
Realized Gain/Loss	(12,533,698)
Change in Unrealized Appreciation (Depreciation)	11,255,737
Net Termination Payments	12,533,698
Net transfers in and/or out of Level 3	—

Balance as of July 31, 2009	$(12,594,950)

	Investments in securities	Other Financial Instruments*
Change in Unrealized gains or losses relating to assets still held at reporting date	$(91,629,566)	$(1,100,888)

*	Other financial instruments include futures and swap contracts, which are valued at the unrealized depreciation on the instrument.

Valuation of and Basis of Accounting for Loans Receivable: Loans receivable are carried at fair value, which is considered equal to the present value of the expected future cash flows discounted at the loan’s effective interest rate, or collateral value, if the loan is collateral dependent. Interest income on loans receivable is accrued based upon the principal amount outstanding.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method.

2009 Annual Report

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Notes to Financial Statements

July 31, 2009

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

The FASB has issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of July 31, 2009, the Fund has implemented FIN 48 and has determined that there is no impact on its financial statements.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of July 31, 2009, open taxable years consisted of the taxable years ended July 31, 2006 through July 31, 2009. No examination of the Fund is currently in progress.

Dividends and Distributions: Distributions from net investment income and net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than the net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in a reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

Repurchase Agreements: The Fund may invest in repurchase agreements. A repurchase agreement is an agreement by which the Fund purchases securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon future date. The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund had no repurchase agreements outstanding on July 31, 2009.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Hyperion Brookfield Asset Management, Inc.

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Notes to Financial Statements

July 31, 2009

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap Agreements: The Fund may enter into swap agreements to manage its exposure to various risks. An interest rate swap agreement involves the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offered Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR-based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation or index of reference debt obligations is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/moratorium). The Fund will become a protection seller to take on credit risk in order to earn a premium. The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations. See Note 8 for a summary of all open swap agreements as of July 31, 2009.

The following table sets forth the fair value of the Fund’s derivatives instruments:

Derivatives Not Accounted for as Hedging Instruments Under SFAS No. 133	Statement of Assets and Liabilities	Fair Value as of July 31, 2009	Average Notional Amount
Liabilities
Futures contracts	Unrealized depreciation on investment transactions, swap contracts and futures transactions	$(232,989)	$14,113,793
Credit default swap contracts	Unrealized depreciation on swap contracts	(12,594,950)	14,999,543

		$(12,827,939)

2009 Annual Report

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Notes to Financial Statements

July 31, 2009

The following table sets forth the effect of derivative instruments on the Statement of Operations for the period from February 1, 2009, the adoption date of FAS 161, Disclosures about Derivative Instruments and Hedging Activities, to July 31, 2009:

Derivatives Not Accounted for as Hedging Instruments Under SFAS No. 133	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gains (Losses) on Derivatives Recognized in Income	Change in Unrealized Gains (Losses) on Derivatives Recognized in Income
Futures contracts	Futures transactions	$(232,697)	$705,034
Credit default swap contracts	Swap contracts	(185,112)	(239,831)

		$(417,809)	$465,203

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the credit worthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund also is subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities eventually will be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

The Fund entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Advisor under which the Advisor is responsible for the management of the Fund’s portfolio and provides the necessary

Hyperion Brookfield Asset Management, Inc.

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Notes to Financial Statements

July 31, 2009

personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Advisor a monthly fee at an annual rate of 0.41% for the Fund’s first five fiscal years and 0.40% for all subsequent years of the Fund’s average weekly net assets.

The Advisor has agreed to either waive its management fee or reimburse the ongoing expenses of the Fund to the extent that such expenses, excluding interest expense and extraordinary expenses, exceed the management fee. During the fiscal year ended July 31, 2009, the Advisor earned $821,639 in investment advisory fees, of which the Advisor has waived $456,218 of its fees.

Under the Advisory Agreement, the Advisor also serves as the Administrator of the Fund. The Advisor entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund shall pay to the Advisor a monthly fee, which is included as part of the monthly fee discussed above. The Advisor is responsible for any fees due the Sub-Administrator, except for N-Q filing fees.

The Administration fees shown in the Statement of Operations include expenses incurred and paid to the Sub-Administrator for the N-Q filings, which amounted to $8,000 for the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor.

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities, short sales and reverse repurchase agreements, for the fiscal year ended July 31, 2009, were $96,437,098 and $157,441,941, respectively. Purchase and sales of U.S. Government securities for the fiscal year ended July 31, 2009 were $30,093,318 and $27,278,974, respectively. For the purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

6. Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. As of July 31, 2009, the Fund had no reverse repurchase agreements outstanding.

The average daily balance of reverse repurchase agreements outstanding during the fiscal year ended July 31, 2009 was approximately $16,359,767 at a weighted average interest rate of 1.88%. The maximum amount of reverse repurchase agreements outstanding, including accrued interest, at any time during the fiscal year ended July 31, 2009 was $20,839,283, which was 6.98% of total assets.

2009 Annual Report

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Notes to Financial Statements

July 31, 2009

7. Capital Stock

There are 200 million shares of $0.01 par value common stock authorized. Of the 93,916,417 shares outstanding at July 31, 2009, the Advisor owned 16,064 shares. On September 1, 2006, the Fund purchased 2,010,872 shares of its common stock, whose value amounted to $20,752,206. On September 1, 2007, the Fund purchased approximately 40 shares of its common stock, whose value amounted to $325. On December 7, 2007, the Fund purchased 17,845,121 shares of its common stock, whose value amounted to $125,986,548. On February 1, 2008, the Fund purchased 2,165,475 shares of its common stock, whose value amounted to $13,707,455. On September 30, 2008, the Fund purchased 23 shares of its common stock, whose value amounted to $81.

8. Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the fiscal year ended July 31, 2009, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

As of July 31, 2009, the following swap agreement was outstanding:

Credit Default Swap – Sell Protection

Notional Amount(1)	Expiration Date	Description	Net Unrealized Depreciation(2)
$14,952,247	08/25/37	Agreement with Royal Bank of Scotland, dated 09/18/07, to receive monthly the notional amount multiplied by 0.15% and pay in the event of a writedown, failure to pay a principal payment or an interest shortfall on ABX-HE-AA-07-1	$(12,594,950)

(1)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the particular swap agreement.

(2)

Net unrealized depreciation when netted with upfront cash premiums received represents the current fair value of credit derivatives and serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entities’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. The collateral posted amounted to $14,440,000 and the net premium received was $1,906,793.

As of July 31, 2009, the Fund had the following short futures contract outstanding:

Notional Amount	Type	Expiration Date	Cost at Trade Date	Value at July 31, 2009	Unrealized Depreciation
$19,300,000	10 Year U.S. Treasury	September 2009	$22,402,292	$22,635,281	$(232,989)

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

During the fiscal year ended July 31, 2009, the tax character of the $40,035,273 of distributions paid was $28,838,837 from ordinary income and $11,196,436 of return of capital. During the year ended July 31, 2008, the tax character of the $51,109,937 of distributions paid was entirely from ordinary income.

Hyperion Brookfield Asset Management, Inc.

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Notes to Financial Statements

July 31, 2009

At July 31, 2009, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Capital loss carryforward	$(60,704,637)
Post-October losses	$(80,293,316)
Unrealized depreciation	$(459,366,131)

The capital loss carryforward amount will expire in the year 2016 and 2017 in the amount of $15,695,217 and $45,009,420, respectively. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments as of July 31, 2009 was $623,959,742. Net unrealized depreciation was $446,649,778 (gross unrealized appreciation—$3,133,255; gross unrealized depreciation—$449,783,033).

Capital Account Reclassifications: At July 31, 2009, the Fund’s distributions in excess of net investment income was increased by $68,391. The accumulated net realized loss was decreased by $68,391. These adjustments were primarily due to differing book and tax treatment of income from swaps.

10. Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. Designation of Restricted Illiquid Securities

Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Aircraft Finance Trust Series 1999-1A, Class A2	0.79%	05/15/24	04/07/05	$4,336,230	$2,519,564	1.4%
Ameriquest Finance NIM Trust Series 2002-N4A, Class Note	10.33	09/25/32	12/19/03	29	29	0.0
Aviation Capital Group Trust Series 2000-1A, Class A1	0.77	11/15/25	08/09/04- 01/11/05	4,850,203	2,716,846	1.5
Bayview Commercial Asset Trust Series 2004-3, Class B2	3.64	01/25/35	12/08/04	1,236,569	376,252	0.2
Bayview Commercial Asset Trust Series 2005-1A, Class B3	4.79	04/25/35	02/15/05	2,873,340	1,149,336	0.7
Bayview Commercial Asset Trust Series 2006-2A, Class B3	2.99	07/25/36	05/12/06	1,895,732	475,829	0.3
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class J	5.72	06/15/39	06/19/07	2,651,037	140,802	0.1
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class K	5.72	06/15/39	06/19/07	2,871,232	160,365	0.1
Green Tree Series 2008-MH1, Class A3	8.97	04/25/38	02/20/09- 03/03/09	3,420,845	4,192,855	2.4
GS Mortgage Securities Corp. II Series 2007-GG10, Class H	5.81	08/10/45	06/21/07	18,690,959	806,020	0.5
Harborview Mortgage Loan Trust Series 2005-1, Class B4	2.04	03/19/35	02/11/05- 07/28/06	5,541,541	248,029	0.1
Harborview Mortgage Loan Trust Series 2005-2, Class B4	2.04	05/19/35	07/28/06	905,487	4,810	0.0

2009 Annual Report

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Notes to Financial Statements

July 31, 2009

Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class K	5.80%	06/15/49	06/28/07	$3,117,686	$209,243	0.1%
Merrill Lynch Mortgage Investors Trust Series 2006-AF2, Class BF2	6.25	10/25/36	11/02/06	385,821	2,169	0.0
Merrill Lynch Mortgage Investors Trust Series 2006-AF2, Class BF3	6.25	10/25/36	11/02/06	23,310	12	0.0
Option One Mortgage Loan Trust Series 2004-1, Class M7	5.54	01/25/34	01/08/04- 02/25/09	1,483,613	94,140	0.1
Porter Square CDO Series 1A, Class C	5.42	08/15/38	06/24/04	2,038,321	21	0.0
Quest Mortgage Securities Trust Series 2005-X2, Class M1	1.79	12/25/35	09/29/05	5,761,000	63,901	0.0
Quest Mortgage Securities Trust Series 2006-X2, Class M3	0.99	08/25/36	08/28/06	3,249,318	40,992	0.0
Quest Mortgage Securities Trust Series 2006-X2, Class M4	1.19	08/25/36	08/28/06	4,257,299	38,021	0.0
Quest Mortgage Securities Trust Series 2006-X2, Class M5	1.24	08/25/36	08/28/06	3,547,817	15,599	0.0
Quest Mortgage Securities Trust Series 2006-X2, Class M6	1.29	08/25/36	08/29/06	1,334,307	2,018	0.0
RESI Finance LP Series 2004-B, Class B3	1.20	02/10/36	05/21/04	5,542,137	2,181,939	1.2
RESI Finance LP Series 2005-C, Class B4	0.95	09/10/37	09/09/05	5,286,995	422,960	0.2
RESI Finance LP Series 2005-D, Class B6	2.54	12/15/37	12/09/05	1,934,132	117,402	0.1
Resix Financial Limited Credit-Linked Note Series 2003-C, Class B7	6.30	09/10/35	12/17/03	4,265,264	1,440,402	0.8
Resix Financial Limited Credit-Linked Note Series 2003-CB1, Class B7	6.30	06/10/35	12/21/04	1,799,941	980,072	0.6
Resix Financial Limited Credit-Linked Note Series 2003-D, Class B7	6.05	12/10/35	12/18/03	4,061,392	1,322,527	0.8
Resix Financial Limited Credit-Linked Note Series 2004-A, Class B7	4.55	02/10/36	03/09/04	1,519,814	811,795	0.5
Resix Financial Limited Credit-Linked Note Series 2004-B, Class B7	4.30	02/10/36	05/21/04	1,575,264	714,100	0.4
Resix Financial Limited Credit-Linked Note Series 2004-C, Class B7	3.80	09/10/36	09/23/04	3,604,035	775,228	0.4
Resix Financial Limited Credit-Linked Note Series 2005-B, Class B7	3.40	06/10/37	06/17/05	5,408,718	432,697	0.3
Resix Financial Limited Credit-Linked Note Series 2005-B, Class B8	4.20	06/10/37	06/17/05	1,615,281	108,547	0.1
Resix Financial Limited Credit-Linked Note Series 2005-C, Class B7	3.40	09/10/37	09/09/05	4,707,921	330,496	0.2
Resix Financial Limited Credit-Linked Note Series 2005-C, Class B8	4.05	09/10/37	09/09/05	3,295,545	197,733	0.1
Resix Financial Limited Credit-Linked Note Series 2005-D, Class B7	4.54	12/15/37	12/09/05	2,481,720	185,136	0.1
Resix Financial Limited Credit-Linked Note Series 2005-D, Class B8	6.04	12/15/37	12/09/05	2,312,449	175,746	0.1

Hyperion Brookfield Asset Management, Inc.

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Notes to Financial Statements

July 31, 2009

Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Resix Financial Limited Credit-Linked Note Series 2006-1, Class B10	7.54%	12/25/37	05/25/06	$389,229	$23,509	0.0%
Resix Financial Limited Credit-Linked Note Series 2006-1, Class B7	3.54	12/25/37	05/25/06	819,212	72,091	0.0
Resix Financial Limited Credit-Linked Note Series 2006-1, Class B9	5.29	12/25/37	05/26/06	778,458	50,522	0.0
Resix Financial Limited Credit-Linked Note Series 2006-C, Class B11	7.54	07/15/38	09/14/06	2,481,868	99,275	0.1
Resix Financial Limited Credit-Linked Note Series 2006-C, Class B12	9.54	07/15/38	09/14/06	3,339,002	166,950	0.1
Resix Financial Limited Credit-Linked Note Series 2006-C, Class B9	4.44	07/15/38	09/14/06	2,978,242	75,647	0.0
Resix Financial Limited Credit-Linked Note Series 2007-A, Class B10	5.04	02/15/39	01/24/07	2,949,960	42,774	0.0
Resix Financial Limited Credit-Linked Note Series 2007-A, Class B12	8.29	02/15/39	01/24/07	1,110,591	5,442	0.0
Sail Net Interest Margin Notes Series 2004-BN2A, Class B	7.00	12/27/34	12/16/04	283,710	29	0.0
Sail Net Interest Margin Notes Series 2004-BNCA, Class B	6.75	09/27/34	08/04/04	634,377	64	0.0
Securitized Asset-Backed Receivables LLC Series 2005-HE1, Class A1A	0.59	10/25/35	02/14/08	290,229	284,307	0.2
Structured Asset Securities Corp. Series 2002-HF1, Class B	4.44	01/25/33	12/02/04- 07/19/05	1,746,378	441,961	0.3
Washington Mutual Series 2005-AR2, Class B10	1.49	01/25/45	01/20/05	5,682,418	84,979	0.0
Wells Fargo Mortgage-Backed Securities Trust Series 2006-15, Class B4	6.00	11/25/36	10/11/06	1,450,102	36,937	0.0
Wells Fargo Mortgage-Backed Securities Trust Series 2006-15, Class B5	6.00	11/25/36	10/11/06	93,165	2,994	0.0

					$24,841,114	14.1%

12. New Accounting Pronouncements

In September 2008, the FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The guidance amends FASB Statement No. 133, (“FAS 133”) Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the position and incorporated for the current year as part of the notes to financial statements.

2009 Annual Report

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Notes to Financial Statements

July 31, 2009

In April 2009, the FASB issued FASB Staff Position 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4” or the “Position”). FSP 157-4 provides additional guidance for estimating fair value when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. The Position also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FSP 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. All changes to accounting policies have been made in accordance with the position and incorporated for the current year as part of the notes to the financial statements.

In June 2009, the FASB issued Statement of Financial Accounting Standards 168, The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement 162 (“FAS 168”). FAS 168 replaces FAS 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification™” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under federal securities laws are also sources of authoritative GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. On the effective date of FAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. Concurrently, all nongrandfathered, non-SEC accounting literature not included in the Codification will be deemed nonauthoritative. FAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and has determined that it will not have a significant impact on the determination or reporting of the Fund’s financial statements.

13. Subsequent Events

In May 2009, the FASB issued FAS No. 165, Subsequent Events (“FAS 165”). The Fund has adopted FAS 165 with these financial statements. FAS 165 requires the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, FAS 165 requires the Fund to disclose the date through which subsequent events have been evaluated.

Management has been notified that the majority stockholder of the Fund has requested their shares be redeemed. Subsequent to July 31, 2009, the Board of Directors (the “Board”) of the Fund determined that it is advisable and in the best interests of the Fund and its stockholders to liquidate and dissolve the Fund and has approved, by written consent, a Plan of Liquidation and Dissolution (the “Plan”). The Board has directed that the Plan be submitted for consideration and approval by a majority of the Fund’s stockholders by written consent. In accordance with the terms of the Plan, as soon as practicable following the approval of the Plan by written consent of a majority of the Fund’s stockholders but no later than October 31, 2009. Management is authorized to effect the liquidation and dissolution of the Fund.

Management has evaluated subsequent events in the preparation of the Fund’s financial statements through September 24, 2009, which is the date the financial statements will be issued.

Hyperion Brookfield Asset Management, Inc.

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Report of Independent Registered Public Accounting Firm

July 31, 2009

To the Stockholders and Board of Directors of

Hyperion Brookfield Collateralized Securities Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Hyperion Brookfield Collateralized Securities Fund, Inc. as of July 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2005 have been audited by other auditors, whose reports dated September 15, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hyperion Brookfield Collateralized Securities Fund, Inc. as of July 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

September 24, 2009

2009 Annual Report

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Board Considerations Relating to the Investment Advisory Agreement

July 31, 2009

At a meeting held on March 26, 2009, the Board, including a majority of the Disinterested Directors, approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between Hyperion Brookfield Asset Management, Inc. (the “Advisor”) and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Disinterested Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its stockholders. The Board of Directors considered a wide range of information, including information of the type they regularly consider when determining to continue the Fund’s advisory agreement. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Advisor. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s management through board meetings, conversations and reports. The Board noted that the Advisor is responsible for managing the Fund’s investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Advisor and its affiliates are satisfactory. The Board’s conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Advisor: 1) analyzing the performance of the Fund, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Advisor’s and the Fund’s codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Advisor as an investment adviser and the experience of the team of portfolio managers that manage the Fund, and its current experience in acting as an investment adviser to other investment funds and institutional clients.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to stockholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to information comparing the Fund’s performance with the 1-month LIBOR rate for the 1 year and year-to-date periods as of January 31, 2009, as well as since the Fund’s inception. The Board noted that while the Fund underperformed the LIBOR rate for these periods, based on the Advisor’s explanation of current market conditions and the steps taken in light of those market conditions, the Board concluded that the Fund’s performance was adequate.

PROFITABILITY. The Board also considered the level of profits expected to be realized by the Advisor and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Advisor for its management of the Hyperion fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Advisor from the Fund was reasonable.

MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of Fund expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that had been provided to it. The Board noted that the fees and expenses payable by the Fund were below the median of those payable by other client accounts managed by the Advisor and concluded that the Fund’s management fee and total expenses were reasonable.

ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that stockholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.

Hyperion Brookfield Asset Management, Inc.

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Board Considerations Relating to the Investment Advisory Agreement (continued)

July 31, 2009

In considering the approval of the Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; performance of the Fund is adequate in light of current market conditions and in relation to the performance of funds with similar investment objectives; and the proposed Advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor.

After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the continuation of the Advisory Agreement.

2009 Annual Report

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Information Concerning Directors and Officers

The following tables provide information concerning the directors and officers of the Hyperion Brookfield Collateralized Securities Fund, Inc. (the “Fund”).

Directors of the Fund

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 73	Director, Member of the Audit Committee, Member of Nominating and Compensation Committee Elected since June 2004	Director/Trustee of several investment companies advised by the Advisor (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	12

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 66	Director and Chairman of the Board[1], Member of the Audit Committee, Member of Nominating and Compensation Committee Elected since May 2005	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-Present); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital Fund II & III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-Present).	12

John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 50	Director[1] Elected since May 2009	Member of the Board of Directors (2002-Present), Chief Executive Officer (2007-Present), President (2006-Present) and Director of Marketing (1997-2006) of the Advisor; Director/Trustee (May 2009-Present), President (2008-Present) or Vice President (2007-Present) of several investment companies advised by the Advisor; Executive Vice President and Secretary of Crystal River Capital, Inc. (2005-2007).	12

Hyperion Brookfield Asset Management, Inc.

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Information Concerning Directors and Officers

Directors of the Fund (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Harald R. Hansen c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 78	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since November 2003	Director/Trustee of other investment company advised by the Advisor (1999-Present); Director of Crystal River Capital, Inc. (2005-Present); Director and Chairman of Executive Committee of Georgia Commerce Bank (2002-Present); Director of Midtown Alliance (1988-Present); Chairman of the Board of U.S. Disabled Athletes Fund (1991-2005); Trustee and Vice Chairman of the Board of Oglethorpe University (1993-Present); Trustee of Asheville School (1996-Present); Trustee of the Tull Foundation (1996-Present); Member of Advisory Board of Directors of Wachovia Bank, NA. (1996-Present).	2

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 62	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since November 2006	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	12

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 63	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected Since November 2006	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	12

*	Interested person as defined in the 1940 Act, as amended (the “1940 Act”), because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.
[1]	Clifford E. Lai served as the Fund’s Director and Chairman of the Board until May 2009.

2009 Annual Report

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

Information Concerning Directors and Officers

Officers of the Fund

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 50	President[2]	Elected Annually Since May 2009	Please see “Information Concerning Directors and Officers”

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 53	Treasurer[3]	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of Brookfield Operations and Management Services LLC (2008-Present); Assistant Vice President of Managers Investment Group LLC (2004-2008); Vice President of Robeco Investment Management (1999-2004).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 40	Secretary	Elected Annually Since November 2006	Director, General Counsel and Secretary of the Advisor (2006-Present); Vice President, General Counsel and Assistant Secretary, Crystal River Capital, Inc. (2006-present); Secretary of several investment companies advised by the Advisor (2006-present); Attorney at Paul, Hastings, Janofsky and Walker LLP (1998-2006).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 34	Chief Compliance Officer (“CCO”)[4]	Elected Annually Since May 2009	Director and CCO of the Advisor (May 2009-Present); CCO of several investment companies advised by the Advisor (May 2009-Present); Vice President, Oppenheimer Funds (2004- May 2009); Compliance Attorney, Goldman, Sachs & Co., (2003-2004).

*	Interested person as defined in the 1940 Act, as amended (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.
[2]	Clifford E. Lai services as the Fund’s President until May 2009.
[3]	Thomas F. Doodian served as the Fund’s Treasurer until April 2009.
[4]	Josielyne K. Pacifico served as the Fund’s CCO until March 2009. Lily Y. Tjioe served as the Fund’s Interim CCO from March 2009 to May 2009.

The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-HYPERION.

Hyperion Brookfield Asset Management, Inc.

CORPORATE INFORMATION

Investment Advisor and Administrator

Hyperion Brookfield Asset Management, Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

www.hyperionbrookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-HYPERION

E-mail: funds@hyperionbrookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Funds’ transfer agent:

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

1-800-937-5449

Sub-Administrator

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

Briggs, Bunting & Dougherty, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul, Hastings, Janofsky and Walker LLP

75 East 55th Street

New York, New York, 10022

Custodian and Fund Accounting Agent

State Street Bank and Trust Company

2 Avenue De Lafayette

Lafayette Corporate Center

Boston, Massachusetts 02116

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q Filings are available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s Form N-Q Filings may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800 HYPERION, or go to SEC’s website at www.sec.gov.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Registrant Secretary at 1-800-497-3746 or by writing to Registrant Secretary at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-1010.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Robert F. Birch, Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore. Messrs. Birch, Drake, McFarland and Salvatore are each independent.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

For the fiscal year ended July 31, 2009, Briggs, Bunting & Dougherty, LLP (“BBD”) billed the Registrant aggregate fees of $42,500, and for the fiscal year ended July 31, 2008, BBD billed the Registrant $40,000, each bill is for professional services rendered for the audit of the Registrant’s annual financial statements and the review of the financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For the fiscal year ended July 31, 2009, BBD billed the Registrant aggregate fees of $4,000 and for the fiscal year ended July 31, 2008, BBD billed the Registrant aggregate fees of $7,000, each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal years ended July 31, 2009 and July 31, 2008, there were no Audit-Related Fees.

All Other Fees

For the fiscal years ended July 31, 2009 and July 31, 2008, there were no Other Fees.

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Item 5.	Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Robert F. Birch, Rodman L. Drake, Harald Hansen, Stuart A. McFarland and Louis P. Salvatore.

Item 6.	Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Investment Company Act of 1940 requires funds that invest in voting securities to disclose their proxy voting policies and procedures in their registration statement; and to file the Form N-PX annually with the SEC and make available to their shareholders their actual proxy voting record by either posting it on the funds’ website or making it available to shareholders upon request. The Registrant delegates to Brookfield Investment Management Inc. (the “Adviser”) the responsibility to vote proxies subject to the policies and procedures set forth below.

1. Purpose. The purpose of this document is to describe the policies and procedures for voting proxies received from issuers of securities that are held by the Registrant. These policies and procedures are to be implemented by the Adviser.

2. Policy for Voting Proxies. The Registrant’s policy is to vote proxies in the best interest of the Registrant and its shareholders. Accordingly, any conflict of interest is resolved in a manner that will most benefit the Registrant and its shareholders.

3. The Registrant’s Chief Compliance Officer (“CCO”) is responsible for monitoring the proxy voting process, including the oversight of the Adviser and any third-party vendor retained to review, monitor or vote proxies.

Proxy Voting Procedures for the Registrant

A. Management Recommendations

Because the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should normally be given substantial weight. The vote with respect to most routine issues presented in proxy statements should be cast in accordance with the position of the company’s management; unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock or management clearly appear to have failed to exercise reasonable judgment. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interest of the Registrant.

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B. Conflicts of Interest

The Registrant recognizes that under certain circumstances the Adviser may have a conflict of interest, real or perceived, in voting proxies on behalf of the Registrant. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Registrant, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Committee. The Adviser shall not vote proxies relating to such issuers on behalf of the Registrant until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Registrant. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be made by the Proxy Committee based upon an assessment of the particular facts and circumstances. If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Registrant’s Board of Directors and the Adviser shall follow the instructions of the Registrant’s Board of Directors. The CCO shall keep a record of all materiality decisions and report them to the Registrant’s Board of Directors on a quarterly basis.

C. Routine Proposals

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

D. Non-routine Proposals

•

Guidelines on Anti-takeover Issues. Because anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During a review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

•

Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the Proxy Committee.

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E. Proxy Approval

Votes on non-routine matters (including the matters in Section 3.D and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the Chairman of the Proxy Committee.

F. Proxy Voting Procedures

Proxy voting will be conducted in compliance with the policies and procedures described in this memorandum and are subject to the CCO’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

G. Report to the Registrant’s Board of Directors.

On a quarterly basis, the CCO will report in writing to the Registrant’s Board of Directors on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

As of October 2, 2009, Michelle Russell-Dowe is responsible for the day to day management of the Registrant’s portfolio. Ms. Russell-Dowe is a Managing Director of the Adviser and a Portfolio Manager with over 13 years of industry experience. She joined the Adviser in 1999 and as head of the Structured Products Investments team, Ms. Russell-Dowe is responsible for the Adviser’s RMBS, CMBS and ABS exposures and the establishment of RMBS, CMBS and ABS portfolio objectives and strategies. Prior to joining the Adviser, Ms. Russell-Dowe was a Vice-President in the RMBS Group at Duff & Phelps Credit Rating Company and was responsible for the rating and analysis of RMBS transactions.

Management of Other Accounts

The portfolio manager listed below manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The table below shows the number of other accounts managed by Ms. Russell-Dowe and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

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Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of August 31, 2009	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance ($million)
Michelle Russell-Dowe	Registered Investment Company	11	$1.38 billion	None	None
	Other Pooled Investment Vehicles	0	$0	None	None
	Other Accounts	30	$5.1 billion	None	None

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio manager as of July 31, 2009.

Dollar Range of Securities Owned

Michelle Russell-Dowe	None

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as may be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

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Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrant have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser also has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are

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also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.	Submission of Matters to a Vote of Security Holders.

None

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) None.

(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HYPERION BROOKFIELD COLLATERALIZED SECURITIES FUND, INC.

By:	/S/ JOHN J. FEENEY, JR.
John J. Feeney, Jr.
Principal Executive Officer

Date:	October 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ JOHN J. FEENEY, JR.
John J. Feeney, Jr.
Principal Executive Officer

Date:	October 7, 2009

By:	/S/ STEVEN M. PIRES
Steven M. Pires
Treasurer and Principal Financial Officer

Date:	October 7, 2009

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